3nd QUARTER 2018 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended September 30, 2018 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of September 30, 2018, ROIC owned 91 shopping centers encompassing approximately 10.5 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt <---update count and SF ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Do not include Torrey Hills Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure
Quarter Ended September 30, 2018

Table of Contents

Financial Data

	Page
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9

Portfolio Data

2018 Property Acquisitions	10
Property Portfolio	11
Same-Center Cash Net Operating Income Analysis	14
Top Ten Tenants	15
Lease Expiration Schedule	16
Leasing Summary	17
Same-Space Comparative Leasing Summary	18
Investor Information	19

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Supplemental Disclosure Balance Sheets Quarter Ended September 30, 2018 (unaudited, dollars in thousands, except par values and share amounts) 09/30/18 12/31/17 ASSETS: Real Estate Investments: Land $ 894,148 $ 878,797 Building and improvements 2,256,495 2,230,600 Less: accumulated depreciation (309,066) (260,115) Real Estate Investments, net 2,841,577 2,849,282 Cash and cash equivalents 3,046 11,553 Restricted cash 1,611 5,412 Tenant and other receivables, net 45,243 43,257 Deposits - 500 Acquired lease intangible assets, net 75,493 82,778 Prepaid expenses 1,244 2,853 Deferred charges, net 34,956 37,167 Other assets 11,365 6,396 TOTAL ASSETS $ 3,014,535 $ 3,039,198 LIABILITIES: Term loan $ 299,014 $ 298,816 Credit facility 134,474 140,329 Senior Notes 941,104 940,086 Mortgage notes payable 88,754 107,915 Acquired lease intangible liabilities, net 170,079 178,984 Accounts payable and accrued expenses 31,664 18,638 Tenants' security deposits 7,054 6,771 Other liabilities 16,809 18,018 TOTAL LIABILITIES 1,688,952 1,709,557 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,439,548 1,412,590 Dividends in excess of earnings (244,690) (210,490) Accumulated other comprehensive income 7,980 1,856 Total Retail Opportunity Investments Corp. stockholders' equity 1,202,849 1,203,967 Non-controlling interests 122,734 125,674 TOTAL EQUITY 1,325,583 1,329,641 TOTAL LIABILITIES AND EQUITY $ 3,014,535 $ 3,039,198 The Company's Form 10-Q for the quarter ended September 30, 2018, and Form 10-K for the year ended December 31, 2017 should be read in conjunction with the above information. - 4 -

Supplemental Disclosure Income Statements Quarter Ended September 30, 2018 (unaudited, in thousands, except per share amounts) Three Months Ended Nine Months Ended 09/30/18 09/30/17 09/30/18 09/30/17 REVENUES: Base rents $ 56,573 $ 52,871 $ 167,000 $ 154,878 Recoveries from tenants 16,455 14,210 49,087 43,100 Other income 876 885 4,553 2,528 TOTAL REVENUES 73,904 67,966 220,640 200,506 OPERATING EXPENSES: Property operating $ 11,150 $ 9,702 $ 32,645 $ 28,630 Property taxes 8,255 7,086 23,988 21,801 Depreciation and amortization 25,335 24,627 75,883 71,330 General and administrative expenses 3,770 3,475 11,291 10,790 Acquisition transaction costs - - - 4 Other expense 46 41 389 316 TOTAL OPERATING EXPENSES 48,556 44,931 144,196 132,871 OPERATING INCOME 25,348 23,035 76,444 67,635 NON-OPERATING INCOME (EXPENSES): Interest expense and other finance expenses (15,591) (12,908) (46,761) (37,060) Gain on sale of real estate 5,890 - 5,890 - TOTAL NON-OPERATING INCOME (EXPENSES) (9,701) (12,908) (40,871) (37,060) NET INCOME $ 15,647 $ 10,127 $ 35,573 $ 30,575 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (1,453) (978) (3,338) (2,947) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 14,194 $ 9,149 $ 32,235 $ 27,628 NET INCOME PER COMMON SHARE - BASIC $ 0.12 $ 0.08 $ 0.28 $ 0.25 NET INCOME PER COMMON SHARE - DILUTED $ 0.12 $ 0.08 $ 0.28 $ 0.25 Weighted average common shares outstanding - basic 112,800 109,267 112,378 109,254 Weighted average common shares outstanding - diluted 124,826 121,251 124,410 121,201 The Company's Form 10-Q for the quarters ended September 30, 2018 and September 30, 2017 should be read in conjunction with the above information. - 5 -

Funds From Operations

Supplemental Disclosure
Quarter Ended September 30, 2018

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/18	09/30/17	09/30/18	09/30/17
Funds from Operations (FFO) [1] **:**				
Net income attributable to ROIC common stockholders	$ 14,194	$ 9,149	$ 32,235	$ 27,628
Plus:				
Depreciation and amortization expense	25,335	24,627	75,883	71,330
Less:				
Gain on sale of real estate	(5,890)	-	(5,890)	-
FUNDS FROM OPERATIONS - BASIC	$ 33,639	$ 33,776	$ 102,228	$ 98,958
Net income attributable to non-controlling interests	1,453	978	3,338	2,947
FUNDS FROM OPERATIONS - DILUTED	$ 35,092	$ 34,754	$ 105,566	$ 101,905
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.30	$ 0.31	$0.91	$ 0.91
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.28	$ 0.29	$0.85	$ 0.84
Weighted average common shares outstanding - basic	112,800	109,267	112,378	109,254
Weighted average common shares outstanding - diluted	124,826	121,251	124,410	121,201
Common dividends per share	$ 0.1950	$ 0.1875	$ 0.5850	$ 0.5625
FFO Payout Ratio	69.6%	64.7%	68.8%	67.0%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (1,485)		$ (4,366)	
Above/below market rent amortization, net	(3,673)		(10,891)	
Non-cash interest expense	304		1,373	
Deferred financing costs and mortgage premiums, net	459		1,386	
Stock based compensation	1,996		5,415	
Capital Expenditures				
Tenant improvements	$ 4,638		$ 12,176	
Leasing commissions	581		1,589	
Building improvements	681		1,671	
Reimbursable property improvements	682		2,018	
Pad and other development	522		2,949	
Value enhancing tenant improvements	534		7,173	

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended September 30, 2018

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	7,196	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	18,146	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.8%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.4%
Net unamortized premiums/deferred financing charges	1,912				
Total Mortgage Debt	88,754	4.3%	3.8%	5.6 Years (WA)	5.9%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	17.0%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	17.0%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	13.5%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	17.0%
Net unamortized discounts/deferred financing charges	(8,896)				
Total Unsecured Senior Notes	941,104	4.30%	4.41%	7.1 Years (WA)	64.5%
Interest rate swaps	100,000	1.96%	1.96%	1/31/2019	6.7%
Interest rate swaps	200,000	2.84%	2.84%	8/31/2022	13.6%
Total Fixed Rate Debt	**$ 1,329,858**	**3.91%**	**3.95%**	**7.0 Years (WA)**	**90.7%**
Variable Rate Debt					
Credit Facility	$ 137,000	3.25%	3.25%	09/08/21 [(1)]	9.3%
Net unamortized deferred financing charges	(2,526)				
Credit Facility, net	134,474				
Term Loan	300,000	3.35%	3.35%	09/08/22	20.4%
Net unamortized deferred financing charges	(986)				
Term Loan, net	299,014				
Interest rate swaps	(300,000)				(20.4)%
Total Variable Rate Debt	**$ 133,488**	**3.32%**	**3.32%**	**3.6 Years (WA)**	**9.3%**
TOTAL DEBT	**$ 1,463,346**	**4.53%**	**4.58%**	**6.0 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(2,195)				
Net unamortized discounts on notes	4,776				
Net unamortized deferred financing charges	7,914				
Total Principal Debt	**$ 1,473,841**				

(1) Does not include extension options available to ROIC.

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ROIC

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended September 30, 2018 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2018 $ 134 $ - $ - $ - $ - $ 134 0.0% 2019 551 - - - - 551 0.0% 2020 577 - - - - 577 0.0% 2021 717 - 137,000 (1) - - 137,717 9.3% 2022 1,003 23,129 - 300,000 - 324,132 22.0% 2023 685 - - - 250,000 250,685 17.0% 2024 708 26,000 - - 250,000 276,708 18.8% 2025 550 32,787 - - - 33,337 2.3% 2026 - - - - 200,000 200,000 13.6% 2027 - - - - 250,000 250,000 17.0% $ 4,925 $ 81,916 $ 137,000 $ 300,000 $ 950,000 $ 1,473,841 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 87 9,921,996 94.7% Encumbered properties 4 560,162 5.3% 91 10,482,158 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,386,999 94.1% Secured principal debt 86,842 5.9% Total Principal Debt $ 1,473,841 100.0% (1) Does not include extension options available to ROIC. - 8 -

Supplemental Disclosure
Quarter Ended September 30, 2018

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	09/30/18	06/30/18	03/31/18	12/31/17	09/30/17
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.3x	3.1x	3.4x	3.7x	3.7x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.2x	3.1x	3.4x	3.6x	3.7x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.2x	7.7x	7.1x	7.3x	7.1x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	38.8%	39.3%	40.8%	37.8%	37.5%
Total principal debt/total equity market capitalization	63.5%	64.8%	68.8%	60.8%	60.0%
Total principal debt/total book assets	48.9%	50.4%	49.4%	49.3%	48.2%
Total principal debt/undepreciated book value	44.3%	46.0%	45.3%	45.5%	44.5%
Secured principal debt/undepreciated book value	2.6%	2.9%	2.9%	3.2%	2.0%
Market capitalization calculations, at period end:					
Common shares outstanding	112,800	112,165	112,165	111,886	109,267
Operating partnership units (OP units) outstanding	11,574	11,648	11,679	11,679	11,679
Common stock price per share	$ 18.67	$ 19.16	$ 17.67	$ 19.95	$ 19.01
Total equity market capitalization	$ 2,322,063	$ 2,372,268	$ 2,188,331	$ 2,465,116	$ 2,299,192
Total principal debt	1,473,841	1,537,827	1,505,503	1,499,820	1,379,042
TOTAL MARKET CAPITALIZATION	$ 3,795,904	$ 3,910,095	$ 3,693,834	$ 3,964,936	$ 3,678,234
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	46.2%	47.9%	47.2%	47.4%	46.3%
Total secured debt to total assets not to exceed 40%	2.8%	3.1%	3.1%	3.4%	2.1%
Total unencumbered assets to total unsecured debt not to be less than 150%	217.2%	207.6%	210.7%	208.7%	214.5%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.4x	3.5x	3.6x	3.7x	3.8x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Supplemental Disclosure 2018 Property Acquisitions Quarter Ended September 30, 2018 (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2018 Stadium Center Tacoma, WA 02/23/18 $ 19,000 48,888 Total 1Q 2018 $ 19,000 48,888 2Q 2018 King City Plaza King City, OR 05/18/18 $ 15,686 62,676 Outparcel at Casitas Plaza Carpinteria, CA 05/25/18 $ 3,950 7,691 Total 2Q 2018 $ 19,636 70,367 3Q 2018 Redevelopment Site Pinole, CA 8/27/2018 $ 5,000 - Total 3Q 2018 $ 5,000 $ - Total 2018 Acquisitions $ 43,636 $ 119,255 - 10 -

Property Portfolio

Supplemental Disclosure
Quarter Ended September 30, 2018

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$	1,774	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.2%		2,368	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.9%		2,805	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	95,830	100.0%		1,850	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	94.8%		1,287	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,188	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	95.5%		2,183	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.4%		3,517	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	98.0%		2,483	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.6%		12,745	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	95.5%		2,000	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	99.1%		2,322	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	92.0%		2,523	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	98.8%		4,571	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	91.5%		2,166	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,098	97.4%		1,690	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	93.0%		3,074	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,625	88.1%		4,655	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	100.0%		1,411	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	92.0%		3,328	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,939,381**	**96.7%**	**$**	**60,941**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	94.1%	$	2,115	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%		1,755	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.3%		2,728	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	97.9%		1,971	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%		1,653	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.0%		4,146	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%		2,481	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads		Fullerton	CA	10/11/17	219,785	98.2%		3,281	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch		Laguna Hills	CA	11/30/17	88,486	99.4%		2,962	Smart & Final Extra Supermarket
Orange Country metro area total					**1,084,742**	**97.7%**	**$**	**23,091**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,203	94.9%	$	3,280	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	93.3%		2,387	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	96.8%		1,411	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	100.0%		1,986	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	96.3%		907	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%		3,150	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	97.9%		2,746	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**688,514**	**97.2%**	**$**	**15,867**	
Southern California Totals					**4,712,637**	**97.0%**	**$**	**99,899**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 3Q 2018.

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ROIC

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended September 30, 2018

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,369	98.7%		3,072	SaveMart (Lucky) Supermarket, Planet Fitness, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.5%		2,096	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,335	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		552	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	98.9%		2,622	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,316	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%		2,158	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,379	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,490	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,190	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	100.0%		2,658	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,860	96.4%		2,020	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,798	80.4%		844	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	100.0%		1,627	REI, Cost Plus World Market
Monta Loma Plaza		Mountain View	CA	09/19/17	48,078	100.0%		1,448	Safeway Supermarket
San Francisco metro area total					**1,378,756**	**99.0%**	**$**	**30,279**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,693	92.1%	$	1,270	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	87.0%		2,552	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	95.1%		2,201	Raleys Supermarket
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	79.5%		892	CVS Pharmacy
Sacramento metro area total					**475,094**	**88.8%**	**$**	**6,915**	
Northern California Totals					**1,853,850**	**96.4%**	**$**	**37,195**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 3Q 2018.

- 12 -

Supplemental Disclosure
Quarter Ended September 30, 2018

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	832	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,474	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,378	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,844	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%		1,867	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	100.0%		2,412	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	98.2%		1,686	Central Supermarket, Marshall's, Pier 1
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,739	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,813	100.0%		10,560	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,147	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%		2,574	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	108,377	100.0%		2,247	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		646	PCC Community Markets
Highland Hill Shopping Center		Tacoma	WA	05/09/17	163,926	100.0%		2,719	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center		Lynnwood	WA	10/19/17	63,606	91.3%		822	Kroger (QFC) Supermarket
Stadium Center		Tacoma	WA	02/23/18	48,888	100.0%		1,029	Thriftway Supermarket
Seattle metro area total					**1,931,105**	**99.6%**	**$**	**38,976**	
Portland metro area									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	98.1%	$	1,388	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%		3,726	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,821	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,739	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	98.9%		1,728	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,260	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,373	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,570	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,060	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%		1,994	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%		2,788	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,475	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,576	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,255	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		820	Safeway Supermarket
Division Center		Portland	OR	04/05/17	121,904	100.0%		1,928	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace		Vancouver	WA	10/11/17	95,774	98.5%		2,120	Kroger (QFC) Supermarket
King City Plaza		King City	OR	05/18/18	62,676	100.0%		974	Grocery Outlet Supermarket
Portland metro area total					**1,873,888**	**99.7%**	**$**	**32,594**	
Pacific Northwest Totals					**3,804,993**	**99.7%**	**$**	**71,570**	
TOTAL SHOPPING CENTERS					**10,371,480**	**97.8%**	**$**	**208,664**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 3Q 2018.

- 13 -

ROIC

Supplemental Disclosure
Quarter Ended September 30, 2018

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/18	09/30/17	$ Change	% Change	09/30/18	09/30/17	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	83	83			78	78		
Same-center occupancy	97.8%	97.3%		0.5%	97.8%	97.4%		0.4%
REVENUES:								
Base rents	$47,283	$ 45,988	$ 1,295	2.8%	$ 133,180	$ 129,496	$ 3,684	2.8%
Percentage rent	89	101	(12)	(11.9%)	265	404	(139)	(34.4%)
Recoveries from tenants	15,309	13,894	1,415	10.2%	42,952	40,993	1,959	4.8%
Other property income	817	803	14	1.7%	1,886	2,437	(551)	(22.6)%
TOTAL REVENUES	63,498	60,786	2,712	4.5%	178,283	173,330	4,953	2.9%
OPERATING EXPENSES:								
Property operating expenses	$ 10,280	$ 9,249	$ 1,031	11.1%	$ 28,810	$ 26,738	$ 2,072	7.7%
Bad debt expense	405	454	(49)	(10.8)%	711	1,186	(475)	(40.1)%
Property taxes	7,597	6,953	644	9.3%	20,695	20,632	63	0.3%
TOTAL OPERATING EXPENSES	18,282	16,656	1,626	9.8%	50,216	48,556	1,660	3.4%
SAME-CENTER CASH NET OPERATING INCOME	**$ 45,216**	**$ 44,130**	**$ 1,086**	**2.5%**	**$ 128,067**	**$ 124,774**	**$ 3,293**	**2.6%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	Three Months Ended 09/30/18	Three Months Ended 09/30/17	Nine Months Ended 09/30/18	Nine Months Ended 09/30/17
GAAP Operating Income	$ 25,348	$ 23,035	$ 76,444	$ 67,635
Depreciation and amortization	25,335	24,627	75,883	71,330
General and administrative expenses	3,770	3,475	11,291	10,790
Acquisition transaction costs	-	-	-	4
Other expense	46	41	389	316
Property revenues and other expenses [2]	(5,184)	(5,811)	(15,117)	(17,041)
TOTAL COMPANY CASH NET OPERATING INCOME	49,315	45,367	148,890	133,034
Non Same-Center Cash NOI	(4,099)	(1,237)	(20,823)	(8,260)
SAME-CENTER CASH NET OPERATING INCOME	**$ 45,216**	**$ 44,130**	**$ 128,067**	**$ 124,774**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

- 14 -

Supplemental Disclosure Top Ten Tenants Quarter Ended September 30, 2018 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.4% $ 11,632 5.6% 2 Kroger Supermarkets 12 511,240 5.0% 7,385 3.5% 3 Rite Aid Pharmacy 14 266,921 2.6% 3,324 1.6% 4 JP Morgan Chase 22 98,473 1.0% 3,082 1.5% 5 SaveMart Supermarkets 4 187,639 1.8% 2,813 1.3% 6 Sprouts Markets 4 159,163 1.6% 2,717 1.3% 7 Marshall's / TJMaxx 6 178,195 1.8% 2,682 1.3% 8 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,618 1.3% 9 Trader Joe's 8 96,714 1.0% 2,522 1.2% 10 H-Mart Supermarkets 3 147,040 1.4% 2,400 1.1% Top 10 Tenants Total 99 2,788,688 27.5% $ 41,176 19.7% Other Tenants 1,886 7,369,916 72.5% 168,056 80.3% Total Portfolio 1,985 10,158,604 100.0% $ 209,232 100.0% - 15 -

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended September 30, 2018

(dollars in thousands)

Anchor Tenants (1)

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	2	64,606	0.6%	$ 737	0.4%	$ 11.40
2019	8	244,095	2.4%	3,066	1.5%	12.56
2020	16	517,015	5.1%	6,150	2.9%	11.89
2021	15	512,511	5.0%	5,454	2.6%	10.64
2022	18	530,799	5.2%	7,043	3.4%	13.27
2023	27	886,617	8.7%	13,812	6.6%	15.58
2024	13	495,203	4.9%	7,572	3.6%	15.29
2025	10	341,785	3.4%	4,919	2.4%	14.39
2026	11	389,933	3.8%	5,302	2.5%	13.60
2027	8	212,350	2.1%	3,336	1.6%	15.71
2028+	37	1,442,615	14.3%	22,712	10.8%	15.74
	165	5,637,529	55.5%	$ 80,103	38.3%	$ 14.21

Non-Anchor Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	69	119,244	1.2%	$ 3,082	1.5%	$ 25.85
2019	244	467,204	4.6%	13,374	6.4%	28.62
2020	276	618,895	6.1%	17,116	8.2%	27.66
2021	295	632,297	6.2%	18,379	8.8%	29.07
2022	269	625,041	6.2%	18,901	9.0%	30.24
2023	255	624,533	6.1%	18,248	8.7%	29.22
2024	117	378,294	3.7%	9,417	4.5%	24.89
2025	62	220,045	2.2%	5,979	2.9%	27.17
2026	63	198,497	2.0%	5,914	2.8%	29.80
2027	59	195,265	1.9%	5,737	2.7%	29.38
2028+	111	441,760	4.3%	12,981	6.2%	29.39
	1,820	4,521,075	44.5%	$ 129,128	61.7%	$ 28.56

All Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	71	183,850	1.8%	$ 3,819	1.9%	$ 20.77
2019	252	711,299	7.0%	16,440	7.9%	23.11
2020	292	1,135,910	11.2%	23,266	11.1%	20.48
2021	310	1,144,808	11.2%	23,833	11.4%	20.82
2022	287	1,155,840	11.4%	25,944	12.4%	22.45
2023	282	1,511,150	14.8%	32,060	15.3%	21.22
2024	130	873,497	8.6%	16,989	8.1%	19.45
2025	72	561,830	5.6%	10,898	5.3%	19.40
2026	74	588,430	5.8%	11,216	5.3%	19.06
2027	67	407,615	4.0%	9,073	4.3%	22.26
2028+	148	1,884,375	18.6%	35,693	17.0%	18.94
	1,985	10,158,604	100.0%	$ 209,232	100.0%	$ 20.60

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

ROIC

Supplemental Disclosure
Quarter Ended September 30, 2018

Leasing Summary

	For the Three Months Ended September 30, 2018			For the Nine Months Ended September 30, 2018		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	47	1	48	114	2	116
Gross Leasable Area (sq. ft.)	102,252	36,481	138,733	247,767	74,981	322,748
Initial Base Rent ($/sq. ft.) [(1)]	$ 20.79	$ 14.25	$ 19.07	$ 23.79	$ 18.41	$ 22.54
Tenant Improvements ($/sq. ft.)	$ 5.61	$ -	$ 4.13	$ 4.79	$ 1.92	$ 4.13
Leasing Commissions ($/sq. ft.)	$ 1.63	$ -	$ 1.20	$ 2.26	$ -	$ 1.73
Weighted Average Lease Term (Yrs.) [(2)]	4.9	10.3	6.3	6.0	11.7	7.3
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	51	7	58	168	13	181
Gross Leasable Area (sq. ft.)	110,370	193,548	303,918	400,446	408,679	809,125
Initial Base Rent ($/sq. ft.) [(1)]	$ 31.01	$ 21.17	$ 24.74	$ 30.07	$ 20.35	$ 25.16
Tenant Improvements ($/sq. ft.)	$ 0.34	$ -	$ 0.12	$ 0.50	$ -	$ 0.25
Leasing Commissions ($/sq. ft.)	$ 0.05	$ -	$ 0.02	$ 0.13	$ -	$ 0.07
Weighted Average Lease Term (Yrs.) [(2)]	4.6	4.5	4.5	5.0	4.8	4.9
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	98	8	106	282	15	297
Gross Leasable Area (sq. ft.)	212,622	230,029	442,651	648,213	483,660	1,131,873
Initial Base Rent ($/sq. ft.) [(1)]	$ 26.09	$ 20.07	$ 22.96	$ 27.67	$ 20.05	$ 24.41
Tenant Improvements ($/sq. ft.)	$ 2.87	$ -	$ 1.38	$ 2.14	$ 0.30	$ 1.35
Leasing Commissions ($/sq. ft.)	$ 0.81	$ -	$ 0.39	$ 0.94	$ -	$ 0.54
Weighted Average Lease Term (Yrs.) [(2)]	4.7	5.4	5.1	5.4	5.8	5.6

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

Same-Space Comparative Leasing Summary

Supplemental Disclosure
Quarter Ended September 30, 2018

	For the Three Months Ended September 30, 2018			For the Nine Months Ended September 30, 2018		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	27	1	28	71	2	73
Comparative GLA (sq. ft.) [1]	47,516	36,481	83,997	147,205	74,981	222,186
Prior Base Rent ($/sq. ft.) [2]	$ 26.93	$ 7.22	$ 18.37	$ 25.18	$ 11.45	$ 20.55
Initial Base Rent ($/sq. ft.)	$ 27.08	$ 14.25	$ 21.51	$ 27.74	$ 18.41	$ 24.59
Percentage Change in Base Rents	0.6%	97.4%	17.1%	10.2%	60.9%	19.7%
Tenant Improvements ($/sq. ft.)	$ 5.72	$ -	$ 3.23	$ 3.89	$ 1.92	$ 3.22
Leasing Commissions ($/sq. ft.)	$ 1.44	$ -	$ 0.82	$ 2.50	$ -	$ 1.66
Weighted Average Lease Term (Yrs.) [3]	5.7	10.3	7.7	7.0	11.7	8.6

Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	51	7	58	168	13	181
Comparative GLA (sq. ft.)	110,370	193,548	303,918	400,446	408,679	809,125
Prior Base Rent ($/sq. ft.) [2]	$ 28.27	$ 19.64	$ 22.78	$ 27.46	$ 19.12	$ 23.25
Initial Base Rent ($/sq. ft.)	$ 31.01	$ 21.17	$ 24.74	$ 30.07	$ 20.35	$ 25.16
Percentage Change in Base Rents	9.7%	7.8%	8.6%	9.5%	6.5%	8.2%
Tenant Improvements ($/sq. ft.)	$ 0.34	$ -	$ 0.12	$ 0.50	$ -	$ 0.25
Leasing Commissions ($/sq. ft.)	$ 0.05	$ -	$ 0.02	$ 0.13	$ -	$ 0.07
Weighted Average Lease Term (Yrs.) [3]	4.6	4.5	4.5	5.0	4.8	4.9

Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	78	8	86	239	15	254
Comparative GLA (sq. ft.) [1]	157,886	230,029	387,915	547,651	483,660	1,031,311
Prior Base Rent ($/sq. ft.) [2]	$ 27.87	$ 17.67	$ 21.82	$ 26.85	$ 17.93	$ 22.67
Initial Base Rent ($/sq. ft.)	$ 29.83	$ 20.07	$ 24.04	$ 29.44	$ 20.05	$ 25.04
Percentage Change in Base Rents	7.0%	13.6%	10.2%	9.7%	11.8%	10.5%
Tenant Improvements ($/sq. ft.)	$ 1.96	$ -	$ 0.80	$ 1.41	$ 0.30	$ 0.89
Leasing Commissions ($/sq. ft.)	$ 0.47	$ -	$ 0.19	$ 0.77	$ -	$ 0.41
Weighted Average Lease Term (Yrs.) [3]	5.0	5.4	5.2	5.5	5.8	5.7

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

Supplemental Disclosure Investor Information Quarter Ended September 30, 2018 Retail Opportunity Investments Corp. www.roireit.net Investor Relations: Transfer Agent: NASDAQ: ROIC Ashley Rubino Constance Adams 11250 El Camino Real, Suite 200 arubino@roireit.net ComputerShare San Diego, CA 92130 858.255.4913 constance.adams@computershare.com Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Jeremy Metz 212.885.4053 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Tayo Okusanya 212.336.7076 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 - 19 -